Exhibit (h)(6)

Exhibit A to the Amended and Restated Transfer Agent Servicing Agreement –

Innovator ETFs Trust

Funds with an expense cap structure

Innovator IBD® 50 ETF

Funds with a unitary fee structure

Innovator IBD® ETF Leaders ETF

Innovator IBD® Breakout Stocks ETF

Innovator Loup Frontier Tech ETF

Innovator S&P 500 Buffer ETF – July

Innovator S&P 500 Ultra Buffer ETF – July

Innovator S&P 500 Power Buffer ETF – July

Innovator S&P 500 Buffer ETF – October

Innovator S&P 500 Ultra Buffer ETF – October

Innovator S&P 500 Power Buffer ETF – October

Innovator S&P 500 Buffer ETF – January

Innovator S&P 500 Ultra Buffer ETF – January

Innovator S&P 500 Power Buffer ETF – January

Innovator S&P 500 Buffer ETF – April

Innovator S&P 500 Ultra Buffer ETF – April

Innovator S&P 500 Power Buffer ETF – April

Innovator S&P 500 Buffer ETF – June

Innovator S&P 500 Ultra Buffer ETF – June

Innovator S&P 500 Power Buffer ETF – June

Innovator MSCI EAFE Power Buffer ETF – July

Innovator MSCI Emerging Markets Power Buffer ETF – July

Innovator S&P 500 Buffer ETF – August

Innovator S&P 500 Ultra Buffer ETF – August

Innovator S&P 500 Power Buffer ETF – August

Innovator S&P 500 Buffer ETF – September

Innovator S&P 500 Ultra Buffer ETF – September

Innovator S&P 500 Power Buffer ETF – September

Innovator Russell 2000 Power Buffer ETF – October

Innovator Nasdaq-100 Power Buffer ETF – October

Innovator S&P 500 Buffer ETF – November

Innovator S&P 500 Ultra Buffer ETF – November

Innovator S&P 500 Power Buffer ETF – November

Innovator S&P 500 Buffer ETF – December

Innovator S&P 500 Ultra Buffer ETF – December

Innovator S&P 500 Power Buffer ETF – December

Innovator S&P 500 Buffer ETF – February

Innovator S&P 500 Ultra Buffer ETF – February

Innovator S&P 500 Power Buffer ETF – February

Innovator S&P 500 Buffer ETF – March

Innovator S&P 500 Ultra Buffer ETF – March

Innovator S&P 500 Power Buffer ETF – March

Innovator MSCI EAFE Power Buffer ETF – January

Innovator MSCI Emerging Markets Power Buffer ETF – January

Innovator Russell 2000 Power Buffer ETF – January

Innovator Nasdaq-100 Power Buffer ETF – January

Innovator MSCI EAFE Power Buffer ETF – April

Innovator MSCI Emerging Markets Power Buffer ETF – April

Innovator Russell 2000 Power Buffer ETF – April

Innovator Nasdaq-100 Power Buffer ETF – April

Innovator S&P 500 Buffer ETF – May

Innovator S&P 500 Ultra Buffer ETF – May

Innovator S&P 500 Power Buffer ETF – May

Innovator Long Term Treasury Floor ETF – July

Innovator Long Term Treasury Buffer ETF – July

Innovator Russell 2000 Power Buffer ETF – July

Innovator Nasdaq-100 Power Buffer ETF – July

Innovator 20+ Year Treasury Bond 5 Floor ETF – July

Innovator 20+ Year Treasury Bond 9 Buffer ETF – July